UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 16, 2020, certain investment funds managed directly or indirectly by Apollo Global Management, Inc. and its subsidiaries and affiliates and certain current and former executive officers (the “Selling Stockholders”), of ADT Inc., (the “Company”), entered into an underwriter agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters (collectively, the “Underwriters”) to issue and sell (the “Offering”) 43,500,000 of the Company’s common stock, par value $0.01, and, at the option of the Underwriters, up to an additional 6,500,000 shares of common stock. The Offering closed on September 18, 2020. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company and the Selling Stockholders, conditions to closing, indemnification rights and obligations of the parties and termination rights.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-248821) filed with the Securities and Exchange Commission on September 15, 2020 (the “Registration Statement”), a preliminary prospectus supplement, dated September 15, 2020 included as part of the Registration Statement and a prospectus supplement, dated September 16, 2020 and filed with the Securities and Exchange Commission on September 17, 2020. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of September 16, 2020, among ADT Inc., certain stockholders named therein and Morgan Stanley & Co. LLC, as representative to the several Underwriters named therein.

104	Cover page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2020	ADT Inc.

	By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Executive Vice President, Chief Financial Officer and Treasurer